UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under § 240.14a-12

PEOPLESOFT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

4460 Hacienda Drive
Pleasanton, California 94588

SUPPLEMENT

TO
PROXY STATEMENT FOR THE
2004 ANNUAL MEETING OF STOCKHOLDERS

      This Supplement amends and supplements the information contained in PeopleSoft, Inc.’s definitive proxy statement dated February 20, 2004 (the “Proxy Statement”) for the 2004 Annual Meeting of PeopleSoft stockholders (the “Annual Meeting”), first mailed on or about February 21, 2004 to stockholders entitled to vote at the Annual Meeting. The purpose of this Supplement is to update the disclosure contained in the Proxy Statement, to provide information regarding recent material developments, and to answer questions raised by these recent developments.

Recent Developments

      On February 26, 2004, the Antitrust Division of the United States Department of Justice and the Attorneys General of seven states filed a lawsuit to enjoin Oracle Corporation’s (“Oracle”) proposed acquisition of PeopleSoft. In response, Oracle announced its intentions to defend against the lawsuit and extended the expiration of its tender offer to Midnight, New York City time on June 25, 2004. In the same announcement, Oracle stated that it was withdrawing its slate of candidates for election as directors at the Annual Meeting, and that Oracle would not be soliciting proxies for use at the Annual Meeting. As a result, Proposal Nos. 4 and 5 set forth in the Proxy Statement previously sent to you will not be presented or voted on at the Annual Meeting.

If you have not already done so, please sign, date and return the WHITE proxy card included with this Supplement.

      You also may vote in person at the Annual Meeting as described in the Proxy Statement.

Questions and Answers

      PeopleSoft recognizes that its stockholders likely will have questions in light of recent developments. Accordingly, these questions and answers are being provided to answer what we anticipate stockholders would like to know.

Q:	How does this affect the Annual Meeting?

A:	The Annual Meeting will still be held at 8:30 a.m. on March 25, 2004 at the CarrAmerica Conference Center located at 4400 Rosewood Drive, Pleasanton, California 94588. The primary difference is that Oracle will not be nominating any candidates for election to the PeopleSoft Board of Directors, and Oracle’s proposals (Proposal Nos. 4 and 5 in the Proxy Statement) will not be presented or voted on at the Annual Meeting. In addition, Oracle will not be soliciting proxies for use at the Annual Meeting.

Q:	What matters will be voted on at the Annual Meeting?

A:	All of the items of business described in the Proxy Statement previously sent to you will be presented and voted on at the Annual Meeting, other than Oracle’s two proposals. Accordingly, at the Annual Meeting, PeopleSoft stockholders will be asked to consider and act upon the following items of business:

1.	To elect four Class II directors to serve two-year terms;

2.	To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004;

3.	If properly presented at the Annual Meeting, to act on a stockholder proposal urging the Board of Directors to adopt a policy that the cost of employee and director stock options be recognized in PeopleSoft’s income statement; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

These matters are more fully described in the Proxy Statement previously sent to you. In the absence of specific voting instructions, all signed WHITE proxy cards will be voted FOR the Board’s nominees on Proposal No. 1, FOR Proposal No. 2 and AGAINST Proposal No. 3.

Q:	Does this change who can vote at the Annual Meeting?

A:	No. Stockholders of record as of the close of business on February 10, 2004 are still entitled to notice of and to vote on the matters to be presented at the Annual Meeting.

Q:	How do I vote?

A:	You can vote by signing, dating and returning the enclosed WHITE proxy card, or you may attend the Annual Meeting and vote in person. Even if you plan to attend the Annual Meeting and vote in person, you should sign, date and return a WHITE proxy card to ensure your votes are counted, in case your plans change.

We have included a new WHITE proxy card and a postage prepaid envelope with this letter that you can use to vote your shares. The enclosed WHITE proxy card also includes instructions on how to use it to vote.

Q:	Is there a difference between the enclosed WHITE proxy card and the WHITE proxy card previously sent by PeopleSoft?

A:	Yes. The enclosed WHITE proxy card does not include Oracle’s two proposals (Proposal Nos. 4 and 5), since Oracle has withdrawn those proposals. The other proposals are the same on both cards.

Q:	What if I already returned a WHITE proxy card?

A:	The WHITE proxy card(s) previously sent to you are still valid, and if you already returned any WHITE proxy card(s) you do not have to do anything else, unless you want to revoke a proxy or change your vote. Any voting instructions that you have made on any previous WHITE proxy card(s) with respect to Oracle’s two proposals (Proposal Nos. 4 and 5) will be disregarded and will have no effect, since Oracle has withdrawn those proposals.

Please refer to the Proxy Statement previously sent to you for information regarding how to revoke a proxy or change your vote, or you may call PeopleSoft’s Proxy Solicitor, Georgeson Shareholder Communications Inc., at the number set forth on the back of this Supplement if you need assistance.

Q:	How do these recent developments affect the voting of shares at the Annual Meeting?

A:	Different rules apply in a “contested” election situation than apply in an ordinary election. In a contested election, banks, brokers and other nominee holders of shares are not entitled to exercise discretionary authority to vote shares as to which the beneficial owners have not provided instructions. Since Oracle has withdrawn its nominees and stockholder proposals and is not soliciting proxies for the Annual Meeting, this is no longer a “contested” election situation. As a result, banks, brokers and other nominee holders will be entitled to exercise discretionary authority in voting shares on certain matters as to which they have not received voting instructions. See the section entitled “Voting Matters” below for additional information.

Q:	Who can I call if I have questions or need assistance in voting my WHITE proxy card?

A:	You may call PeopleSoft’s Proxy Solicitor, Georgeson Shareholder Communications Inc., toll-free at (877) 305-0269 if you have questions or need assistance regarding voting your shares, revoking a proxy or changing your vote.

2

Voting Matters

      Now that Oracle has withdrawn its nominees and stockholder proposals and will not be soliciting proxies for use at the Annual Meeting, banks, brokers, and other nominee holders will be entitled to exercise discretionary voting authority on the election of directors and the ratification of our independent auditors, to the extent that the beneficial owner of the shares being voted has not provided specific voting instructions. However, they will not have discretionary voting authority on the stockholder proposal regarding expensing stock options (Proposal No. 3).

Other Matters to be Considered at the Annual Meeting

      PeopleSoft knows of no other matters to be addressed at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying WHITE proxy card will vote the shares represented by the proxy in the manner as the Board of Directors may recommend, and otherwise in the proxy holders’ discretion.

THE BOARD OF DIRECTORS

Craig A. Conway
President and Chief Executive Officer

Pleasanton, California

March 3, 2004

3

________________________________________________________________________________

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR WHITE PROXY CARD, PLEASE CONTACT OUR PROXY SOLICITOR:

17 STATE STREET, 10TH FLOOR

NEW YORK, NY 10004

BANKS, BROKERS & INSTITUTIONS PLEASE CALL:

(212) 440-9800

ALL OTHERS CALL TOLL-FREE:

(877) 305-0269

4

PROXY

PEOPLESOFT, INC.

2004 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors of PeopleSoft, Inc.

     The undersigned stockholder of PeopleSoft, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 20, 2004, and hereby appoints Kevin T. Parker and Anne S. Jordan, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of PeopleSoft, Inc. to be held on March 25, 2004 at 8:30 a.m. Pacific Time, at the CarrAmerica Conference Center located at 4400 Rosewood Drive, Pleasanton, California 94588, and at any adjournment(s) or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of the PeopleSoft Board’s nominees for Class II directors, FOR proposal 2 and AGAINST proposal 3, and otherwise in the discretion of the proxies named above on such other matters as may properly come before the meeting.

Your vote is important. Please vote immediately.
Please mark, sign, date and return your proxy form in the envelope provided.

DETACH HERE

☒	Please mark votes as in this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PEOPLESOFT, INC.

PeopleSoft’s Board of Directors recommends a vote FOR the election of each of the nominees below.

1.	To elect four (4) Class II directors to serve two-year terms.

Class II Nominees: (01) A. George “Skip” Battle, (02) Craig A. Conway, (03) Frank J. Fanzilli, Jr., and (04) Cyril J. Yansouni.

☐	FOR ALL NOMINEES	☐	WITHHOLD FROM ALL NOMINEES

To withhold authority to vote for one or more of the Class II Nominees, check the “FOR ALL NOMINEES” box and write the nominee(s) name(s) in the space below.

PeopleSoft’s Board of Directors recommends a vote FOR proposal 2.

		FOR	AGAINST	ABSTAIN

2.	To ratify the appointment of KPMG, LLP as our independent auditors for the year ending December 31, 2004.	☐	☐	☐

PeopleSoft’s Board of Directors recommends a vote AGAINST proposal 3.

		FOR	AGAINST	ABSTAIN

3.	Stockholder proposal regarding expensing options.	☐	☐	☐

		☐	Mark here for address change and note at left.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at the 2004 Annual Meeting of Stockholders of PeopleSoft, Inc. and any adjournment, postponement, continuation or rescheduling thereof, and hereby grants the proxies named on the front of this card the authority to vote in their discretion upon such other business as may properly come before the 2004 Annual Meeting or any adjournment, postponement, continuation or rescheduling thereof.

Dated:                                                  , 2004

Signature (Please sign exactly as your name appears to the left)

Additional Signature (if held jointly)

Title